Exhibit 99(a)

LETTER OF TRANSMITTAL

The Goodyear Tire & Rubber Company

OFFERS TO EXCHANGE

$850,000,000 OUTSTANDING 5.000% SENIOR NOTES DUE 2029

CUSIP Numbers 382550BL4 (Rule 144A) AND U38255AN2 (Regulation S)

FOR

REGISTERED 5.000% SENIOR NOTES DUE 2029

CUSIP Number 382550BN0

AND

$600,000,000 OUTSTANDING 5.250% SENIOR NOTES DUE 2031

CUSIP Numbers 382550BP5 (Rule 144A) and U38255AP7 (Regulation S)

FOR

REGISTERED 5.250% SENIOR NOTES DUE 2031

CUSIP Number 382550BR1

PURSUANT TO THE PROSPECTUS

DATED            , 2022

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME,             , 2022, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The exchange agent for the exchange offers is:

Computershare Trust Company, N.A.

By Mail or in Person

600 South Fourth Street, 7th Floor

Minneapolis, MN 55415

Attention: Corporate Trust Operations

By Email or Facsimile Transmission (for Eligible Institutions Only)

Facsimile: (612) 667-6282

For Information and to Confirm by Telephone

(800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF

TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED.

The undersigned hereby acknowledges receipt of the prospectus dated            , 2022 (the “Prospectus”) of The Goodyear Tire & Rubber Company (the “Company”), and this Letter of Transmittal (or a facsimile thereof, the “Letter of Transmittal”), which together constitute the Company’s offers to exchange (the “exchange offers”) all of its issued and outstanding 5.000% Senior Notes due 2029 (the “2029 Restricted Notes”) for an equivalent principal amount of registered 5.000% Senior Notes due 2029 (the “2029 Exchange Notes”), and all of its issued and outstanding 5.250% Senior Notes due 2031 (the “2031 Restricted Notes”) for an equivalent principal amount of registered 5.250% Senior Notes due 2031 (the “2031 Exchange Notes”), pursuant to a registration statement of which the Prospectus is a part. The 2029 Restricted Notes and the 2031 Restricted Notes are collectively referred to as the “Restricted Notes.” The 2029 Exchange Notes and the 2031 Exchange Notes are collectively referred to as the “Exchange Notes.” All references to the Exchange Notes and Restricted Notes include references to the related guarantees, as appropriate. The Restricted Notes were issued in private transactions on May 18, 2021, which are not subject to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.

The Company reserves the right, at any time or from time to time, to extend the exchange offers at its discretion, in which event the term “Expiration Date” shall mean the latest date and time to which the exchange offers are extended.

No representation is made as to the correctness or accuracy of the CUSIP Numbers listed in this Letter of Transmittal or printed on the Notes. They are provided solely for the convenience of the holders.

This Letter of Transmittal is to be used by a holder of Restricted Notes if (i) Restricted Notes are to be physically forwarded herewith to the exchange agent or (ii) delivery of Restricted Notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offers—Procedures for Tendering Restricted Notes.” Tenders by book-entry transfer may also be made by delivering an agent’s message (as defined in the Prospectus) pursuant to DTC’s Automated Tender Offer Program in lieu of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “holder” with respect to the exchange offers means any person in whose name Restricted Notes are registered on the Company’s books or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers. Holders who wish to tender their Restricted Notes must complete this Letter of Transmittal in its entirety.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance for additional copies of the Prospectus and this Letter of Transmittal may be directed to the exchange agent.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF RESTRICTED NOTES TENDERED
Tendered Restricted notes
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on the Restricted Notes. (Please Fill in, if Blank).	Series of Restricted Notes (Please check applicable boxes)	Certificate Number(s)*	Aggregate Principal Amount Represented by Restricted Notes*	Principal Amount Tendered**
☐ 5.000% Senior Notes due 2029
☐ 5.250% Senior Notes due 2031
Total Principal Amount

*	Need not be completed if Restricted Notes are being transferred by book-entry transfer. Such holders should check the boxes below as appropriate and provide the requested information.
**

Unless otherwise indicated, any tendering holder of Restricted Notes will be deemed to have tendered the entire aggregate principal amount represented by such Restricted Notes. Restricted Notes may be tendered and accepted for payment only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE ENCLOSED HEREWITH.

☐

CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE ISSUED TO OR FOR THE BENEFIT OF A PERSON RESIDENT IN CANADA. Please complete Annex 1 to this Letter of Transmittal.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offers, the undersigned hereby tenders to the Company for exchange the principal amount of Restricted Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Restricted Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Restricted Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, as its agent, attorney-in-fact and proxy (with full knowledge that the exchange agent also is acting as the agent of the Company in connection with the exchange offers) with respect to the tendered Restricted Notes with full power of substitution to:

•

deliver such Restricted Notes, or transfer ownership of such Restricted Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidence of transfer and authenticity, and

•	present such Restricted Notes for transfer on the Company’s books and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes,

all in accordance with the terms of the exchange offers. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that the Company will acquire good and unencumbered title to the Restricted Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

The undersigned acknowledge(s) that these exchange offers are being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991), Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) and Brown & Wood LLP, SEC No-Action Letter (available February 7, 1997), that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the exchange offers may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Restricted Notes exchanged for such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes. The undersigned specifically represent(s) to the Company that:

•

it is not an affiliate of the Company within the meaning of Rule 405 of the Securities Act or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable;

•

it is not participating, and it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act;

•	if it is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any of its affiliates to distribute the Exchange Notes;

•	it is acquiring the Exchange Notes in the ordinary course of its business; and

•	it is not acting on behalf of any person or entity that could not truthfully make these representations.

If the exchange offeree is a broker-dealer holding Restricted Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Restricted Notes pursuant to the exchange offers.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it acknowledges and represents that (i) such outstanding Restricted Notes were acquired by it as a result of market-making activities or other trading activities and (ii) it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that if the undersigned is participating in the exchange offers for the purpose of distributing the Exchange Notes:

•

the undersigned cannot rely on the position of the staff of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned’s incurrence of liability for which the undersigned is not indemnified by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Restricted Notes tendered hereby, including the transfer of such Restricted Notes on the account books maintained by DTC.

For purposes of the exchange offers, the Company shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as and if the Company gives oral or written notice thereof to the exchange agent. Any tendered Restricted Notes that are not accepted for exchange pursuant to the exchange offers for any reason will be returned, without expense (subject to Instruction 6), to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned acknowledges that the acceptance of properly tendered Restricted Notes by the Company pursuant to the procedures described under the caption “The Exchange Offers—Procedures for Tendering Restricted Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offers.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange, and return any Restricted Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery

Instructions,” please mail or deliver the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and any Restricted Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange in the name(s) of, and return any Restricted Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Restricted Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Restricted Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY (i) if Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Restricted Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Exchange Notes and/or Restricted Notes to:

Name:
(Please print or type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number) (See IRS Form W-9 Included Herein)

☐ Credit unexchanged Restricted Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:
(Please Complete IRS Form W-9 Herein, See Instruction 7)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY if Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Exchange Notes and/or Restricted Notes to:

Name:
(Please print or type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number) (See IRS Form W-9 Included Herein)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT RESTRICTED NOTES

ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9 on Reverse Side)

X:

X:

Dated: , 2022

(The above lines must be signed by the registered holder(s) of Restricted Notes as name(s) appear(s) on the Restricted Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Restricted Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name: (Please Type or Print)

Company:

Address:
(Include Zip Code)

Address Code and Telephone Number:

SIGNATURE GUARANTEE (If Required by Instruction 4)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution: (Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1.    Delivery of this Letter of Transmittal and Restricted Notes or Book-Entry Confirmations. All physically delivered Restricted Notes or any confirmation of a book-entry transfer to the exchange agent’s account at DTC of Restricted Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent’s message (as defined in the Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 PM, New York City time, on the Expiration Date. The method of delivery of the tendered Restricted Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery may be made to the exchange agent before the Expiration Date. No Letter of Transmittal or Restricted Notes should be sent to the Company.

2.    Tender by Holder. Only a holder of Restricted Notes may tender such Restricted Notes in the exchange offers. Any beneficial owner of Restricted Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Restricted Notes, either make appropriate arrangements to register ownership of the Restricted Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

3.    Partial Tenders. Tenders of Restricted Notes will be accepted only in a minimum denomination of $2,000 and whole multiples of $1,000 in excess thereof. Holders who tender less than all of their Restricted Notes must continue to hold Restricted Notes in the minimum denomination of $2,000. If less than the entire principal amount of any Restricted Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box titled “Description of Restricted Notes Tendered” above. The entire principal amount of Restricted Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes is not tendered, then Restricted Notes for the principal amount of Restricted Notes not tendered and Exchange Notes issued in exchange for any Restricted Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Restricted Notes are accepted for exchange.

4.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Restricted Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Restricted Notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Restricted Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Restricted Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Restricted Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Restricted Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Restricted Notes listed, such Restricted Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder (or holders) appears on the Restricted Notes.

If this Letter of Transmittal (or facsimile hereof) or any Restricted Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Restricted Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible institution.

No signature guarantee is required if:

•

this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Restricted Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Restricted Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Restricted Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

5.    Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Exchange Notes or substitute Restricted Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.    Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the exchange offers. If, however, Exchange Notes or Restricted Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE RESTRICTED NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

7.    Taxpayer Identification Number; Backup Withholding; IRS Form W-9. U.S. federal income tax laws generally require that a tendering holder provides the exchange agent with such holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the “IRS Form W-9”), which in the case of a holder who is an individual, is his or her social security number. If the tendering holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the exchange agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering holder pursuant to the exchange offers at a current rate of 28%. If withholding results in an overpayment of taxes, the holder may obtain a refund from the IRS.

Exempt holders of the Restricted Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions for the Requester of Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that (a) such holder is a U.S. person (including a resident alien), (b) the TIN provided is correct (or that such holder is awaiting a TIN), (c) such holder is not subject to backup withholding because (i) such holder is exempt from backup withholding, or (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding and (d) the Foreign Account Tax Compliance Act (FATCA) code(s) entered on the IRS Form W-9 (if any) indicating the holder is exempt from FATCA reporting is correct. If a tendering holder has been notified by the IRS that such holder is subject to backup withholding, such holder must cross out item (2) on the Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. If the Restricted Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the exchange agent.

A tendering holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN or W-8BEN-E, as applicable, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the exchange agent at the address on the face of this Letter of Transmittal.

FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN, IRS Form W-8BEN-E OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

8.    Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the exchange offers or defects or irregularities in tenders as to particular Restricted Notes. The interpretation of the terms and conditions by the Company of the exchange offers (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine. Neither the Company, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Restricted Notes nor shall any of them incur any liability for failure to give such information.

9.    Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offers set forth in the Prospectus.

10.    No Conditional Tender. No alternative, conditional, irregular or contingent tender of Restricted Notes or transmittal of this Letter of Transmittal will be accepted.

11.    Mutilated, Lost, Stolen or Destroyed Restricted Notes. Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

12.    Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offers.

13.    Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offers—Withdrawal of Tenders.”

ANNEX 1 TO LETTER OF TRANSMITTAL

CERTIFICATE FOR ACQUIRORS RESIDENT IN CANADA

One copy of this Annex 1 must be completed for each beneficial owner that is resident in any province or territory in Canada.

For purposes of this certificate, the term “Acquiror” means (i) if you are acquiring Exchange Notes as principal for your own account, you; (ii) if you are acquiring the Exchange Notes for a fully managed account (on behalf of the “Beneficial Purchaser”) and are deemed to be acquiring as “principal” under applicable Canadian securities laws (by virtue of being an adviser, a trust company or a trust corporation meeting the relevant criteria set out in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”)), you and the Beneficial Purchaser; and (iii) if you are otherwise signing this certificate in a representative capacity on behalf of another person or entity, such other person or entity.

Please provide the information below:

Name of Acquiror:

Name and official capacity or title of authorized signatory/agent, if applicable:

Residential or head office address of Acquiror (or business address, if the Acquiror is acting on behalf of a fully managed account), including postal code:

Telephone number for Acquiror:

Telephone number for authorized signatory/agent, if applicable:

Email address for Acquiror or authorized signatory/agent, if applicable:

Acquiror is an insider of the Company (as defined in applicable Canadian securities laws):	☐ Yes ☐ No

Acquiror is a registrant (as defined in applicable Canadian securities laws):	☐ Yes ☐ No

2029 Restricted Notes tendered:	Principal Amount:

2031 Restricted Notes tendered:	Principal Amount:

Date:

In connection with the acquisition Exchange Notes pursuant to the Exchange Offers, the Acquiror:

(1)	hereby acknowledges having received and reviewed Appendix A – “Special Procedures and Requirements for Canadian Holders” to the Prospectus;

(2)

confirms that the representations and warranties set out in Appendix A to the Prospectus under the heading, “Representations and Warranties of Canadian Participants in the Exchange Offers” are true and correct with respect to the Acquiror as if set forth in full in this Annex 1;

(3)	represents and warrants that it is an “accredited investor” (as defined in NI 45-106 and section 73.3(1) of the Securities Act (Ontario)) because it is

(Please initial at least one applicable category below, or specify another applicable category under “other”):

(a)	a Schedule I, II or III bank, or a Canadian financial institution

(c)	a subsidiary of any person referred to in paragraph (a), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

(m)	a person, other than an individual or investment fund, that has net assets of at least C$5,000,000 as shown on its most recently prepared financial statements

(n)	an investment fund that distributes or has distributed its securities only to: (i) a person that is or was an accredited investor at the time of the distribution; (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser other (please specify):

As used in this Annex 1, the following terms have the following meanings.

“Canadian financial institution” means: (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; and (b) in Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be; and (c) outside of Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

“investment fund” has the same meaning as in National Instrument 81-106 — Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund.

“jurisdiction of Canada” means a province or territory of Canada.

“non-redeemable investment fund” means an issuer: (a) whose primary purpose is to invest money provided by its securityholders; (b) that does not invest: (i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or (ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and (c) that is not a mutual fund.

“person” includes: (a) an individual; (b) a corporation; (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.